UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23848

-----------------------

StepStone Private Infrastructure Fund

--------------------------------------------------------------

(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

--------------------------------------------------------------

(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

--------------------------------------------------------------

(Name and address of agent for service)

Registrant's telephone number, including area code: (704) 215-4300

---------------

Date of fiscal year end: March 31

---------

Date of reporting period: March 31, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Infrastructure Fund

Consolidated Financial Statements

For the Year Ended March 31, 2026

Annual Report

StepStone Private Infrastructure Fund

Table of Contents

For the Year Ended March 31, 2026

Management's Discussion of Fund Performance (unaudited)	2 - 3
Report of Independent Registered Public Accounting Firm	4
Consolidated Schedule of Investments	5 - 8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11 - 12
Consolidated Statement of Cash Flows	13 - 14
Consolidated Financial Highlights	15 - 20
Notes to Consolidated Financial Statements	21 - 33
Trustees and Officers (unaudited)	34 - 35
Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)	36 - 38
Other Information (unaudited)	39
Privacy Notice (unaudited)	40 - 42

StepStone Private Infrastructure Fund

Management's Discussion of Fund Performance (unaudited)
March 31, 2026

Introduction

StepStone Private Infrastructure Fund (“STRUCTURE” or the “Fund”) is a private infrastructure solution that seeks to generate current income and long-term capital appreciation. The Fund launched in September 2023 and maintains a strategy of investing in private infrastructure assets via co-investments, secondary investments and primary investments. STRUCTURE offers access to top-tier private infrastructure investments with exposure that varies across sectors, markets and investment partners with a focus on managing risk and targeting attractive risk-adjusted returns.

Designed specifically for individual investors and small institutions, STRUCTURE’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, STRUCTURE raises capital daily while providing liquidity through quarterly repurchase offers. There are no ongoing capital calls. Investors will receive dividend distributions, and tax reporting is provided via Form 1099.

Investment Activity, Performance1 and Benchmark

As of March 31, 2026, the Fund invested in 69 positions and reached total net assets of $1,196.2 million. We are pleased to report that STRUCTURE (Class I) generated a total return of 15.06% for the fiscal year ended March 31, 2026 (referred to as “fiscal year 2026”), compared to the S&P Global Infrastructure Index,2 STRUCTURE's primary benchmark, which reported gains of 26.91% during the same period.

The Fund deploys capital in a diversified pool of co-investments, secondaries and primaries with investment managers believed to deliver above-average returns. Unrealized gains on investments total approximately $90.3 million for fiscal year 2026, and were the primary driver of the Fund's total return.

Contributions to the Fund's performance were led by exposure to assets with recurring revenue streams, compelling valuation profiles and strong market positioning. There were no material detractors from the Fund's performance over the period.

Liquidity

We believe STRUCTURE has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in the upcoming year. As of March 31, 2026, STRUCTURE held $207.4 million of cash as well as $84.5 million of short-term investments and had $160.0 million available to be drawn under its credit facility3.

Investment Approach

STRUCTURE seeks to offer investors access to a broadly diversified private infrastructure strategy focused on investments that vary across industry sectors and geographies, whereby the adviser utilizes a variety of investment partners to source investment opportunities for the Fund.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2026 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of March 31, 2026[1,4]
	1 Year	Since Inception
StepStone Private Infrastructure Fund, Class I	15.06%	18.27%
StepStone Private Infrastructure Fund, Class D	14.76%	18.15%
StepStone Private Infrastructure Fund, Class S	14.10%	17.85%
S&P Global Infrastructure Index[2]	26.91%	21.18%

StepStone Private Infrastructure Fund

Management's Discussion of Fund Performance (unaudited) (continued)
March 31, 2026

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan.

2 The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradeability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation and utilities. The S&P Global Infrastructure Index is a total return index and STRUCTURE’s primary benchmark.

3 See Note 7 to the consolidated financial statements for further details on the credit facility.

4 The date of inception for all share classes is September 11, 2023.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
StepStone Private Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Infrastructure Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and for the period from September 11, 2023 (commencement of operations) to March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the two years in the period then ended and for the period from September 11, 2023 (commencement of operations) to March 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, investment funds and portfolio company investees; when replies were not received from investment funds, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

May 30, 2026

A member firm of Ernst & Young Global Limited

StepStone Private Infrastructure Fund

Consolidated Schedule of Investments
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnote
Co-Investments - Non-Controlled/Non-Affiliated - 18.4% of NAV					1,2,3,4
Europe - 2.9% of NAV
EQT Active Core Infrastructure I CoInvestment (G) SCSp	Infrastructure Assets	03/24/2025	$12,987,469	$14,277,192
KKR Devonshire Co-Invest L.P.	Infrastructure Assets	03/26/2025	5,125,155	5,588,702
KKR Optics Co-Invest Blocker L.P.	Infrastructure Assets	05/23/2024	3,918,411	5,397,725	*
MEIF 7 Earth Co-Invest SCSp	Infrastructure Assets	08/25/2025	10,058,392	9,767,824	*
Total Europe			$32,089,427	$35,031,443
North America - 15.5% of NAV
Ara Energy I Power Blocked Co-Investment, LP	Infrastructure Assets	12/12/2025	$—	$—	*,⁺
Buckeye Co-Invest II, LP	Infrastructure Assets	07/26/2024	4,145,769	4,825,460
ECP V (California Co-Invest), LP	Infrastructure Assets	05/26/2024	6,087,556	6,608,255	*
KKR Dino Co-Invest L.P.	Infrastructure Assets	03/26/2025	15,751,245	17,474,177
Northleaf WASH Co-Investment LP	Infrastructure Assets	07/01/2025	10,320,662	10,004,956	*
Peggy Aggregator, LLC	Infrastructure Assets	12/02/2025	55,276,188	60,042,871	*,5
Sidewalk Infrastructure Partners, LLC (2,057,613 Series C preferred units)	Infrastructure Assets	03/16/2026	40,000,000	76,600,000	*,⁺,6,11
Sandbrook rPlus Co-Invest II LP	Infrastructure Assets	05/21/2024	3,110,655	4,019,741	*,⁺
Stonepeak Ace (Co-Invest) Holdings (CYM) LP	Infrastructure Assets	04/26/2024	3,983,652	5,243,082	*,⁺
Total North America			$138,675,727	$184,818,542
Total Non-Controlled/Non-Affiliated Co-Investments			$170,765,154	$219,849,985
Primary Investments - Non-Controlled/Non-Affiliated - 0.3% of NAV					1,2,3,4
North America - 0.3% of NAV
Ara Energy Fund I-A, SCSp	Infrastructure Assets	12/12/2025	$4,268,527	$3,591,258	*,⁺
Total North America			$4,268,527	$3,591,258
Total Non-Controlled/Non-Affiliated Primary Investments			$4,268,527	$3,591,258
Secondary Investments - Non-Controlled/Non-Affiliated - 65.5% of NAV					1,2,3,4
Europe - 30.1% of NAV
Antin Infrastructure Partners II LP	Infrastructure Assets	10/02/2023	$522,404	$1,365	*,7
ARDIAN Infrastructure Fund IV S.C.A., SICAR	Infrastructure Assets	10/04/2024	4,660,517	4,760,680	⁺
ARDIAN Infrastructure Fund V S.C.A., SICAR	Infrastructure Assets	10/04/2024	26,642,820	28,237,701	⁺
Compass European Infrastructure SCSp	Infrastructure Assets	11/03/2023	4,646,866	6,109,122	⁺
Daiwa ICP Infrastructure Investments 2 L.P.	Infrastructure Assets	09/12/2024	9,127,272	11,419,771
DIF Core Infrastructure Fund II SCSp	Infrastructure Assets	09/30/2024	4,559,996	5,250,931	⁺
DIF Infrastructure VI SCSp	Infrastructure Assets	09/30/2024	4,416,186	5,121,393	⁺
Digital Infrastructure Vehicle II SCSp	Infrastructure Assets	03/23/2026	12,878,567	15,874,179	*,⁺
EQT Infrastructure II (No.1) Feeder Limited Partnership	Infrastructure Assets	11/08/2023	178,716	4,612	*,⁺
EQT Infrastructure III (No.1) SCSp	Infrastructure Assets	11/08/2023	234,580	307,291	*,⁺
EQT Infrastructure IV (No.1) EUR SCSp	Infrastructure Assets	07/01/2025	16,694,473	16,288,038	*,⁺
EQT Infrastructure IV (No.2) USD SCSp	Infrastructure Assets	10/10/2023	7,399,700	9,665,119	*,⁺,8
EQT Infrastructure V (No.1) EUR SCSp	Infrastructure Assets	07/05/2024	29,483,766	35,140,223	*,⁺
GIP Pegasus Fund, L.P.	Infrastructure Assets	08/20/2024	5,290,032	5,590,257
iCON Infrastructure Partners III, L.P.	Infrastructure Assets	09/29/2023	3,131,406	2,080,088	*,⁺,8

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnote
Secondary Investments - Non-Controlled/Non-Affiliated (continued)
Europe (continued)
InfraVia European Fund III FPCI	Infrastructure Assets	09/30/2024	$2,336,245	$943,804	⁺
InfraVia European Fund III SCSp	Infrastructure Assets	09/30/2023	2,211,773	1,201,262	⁺,7
InfraVia European Fund IV FPCI	Infrastructure Assets	10/02/2024	3,881,877	4,615,939	⁺
InfraVia European Fund V FPCI	Infrastructure Assets	10/02/2024	6,264,683	7,491,906	⁺
InfraVia European Fund V SCSp	Infrastructure Assets	12/31/2025	43,317,011	45,894,308	*,⁺
Macquarie European Infrastructure Fund 6 SCSp	Infrastructure Assets	10/01/2024	115,488,938	126,676,706	⁺
MML Keystone SCSp	Infrastructure Assets	09/24/2024	12,138,306	14,767,047	⁺
NIC Battery Acquisition LP	Infrastructure Assets	10/16/2024	3,536,866	5,686,131	*,⁺
Pan-European Infrastructure II, S.C.S.	Infrastructure Assets	10/03/2024	1,460,627	2,344,023	⁺
Pan-European Infrastructure III, SCSp	Infrastructure Assets	10/03/2024	4,399,548	5,156,984	⁺
Total Europe			$324,903,175	$360,628,880
North America - 31.6% of NAV
ArcLight Infrastructure Partners Feeder-B, L.P.	Infrastructure Assets	10/16/2025	$7,479,519	$8,686,642	⁺
Blue Road Capital PV II, L.P.	Infrastructure Assets	08/26/2024	10,009,439	12,820,813	*,⁺
Brookfield Americas Infrastructure Fund, L.P.	Infrastructure Assets	09/29/2023	79,851	32,520	⁺,9
Brookfield Infrastructure Fund III-A, L.P.	Infrastructure Assets	09/29/2023	1,421,725	1,601,020	⁺,9
Brookfield Infrastructure Fund IV (ER) SCSP	Infrastructure Assets	12/31/2023	4,054,855	4,593,408	⁺,9
DC Front Range Holdings I, LP	Infrastructure Assets	10/03/2025	12,442,834	16,225,229	*
DC Trident Holdings I, LP	Infrastructure Assets	10/03/2025	15,627,980	16,984,962	*
DigitalBridge Partners, LP	Infrastructure Assets	10/03/2025	21,084,210	20,893,688	*,9
DigitalBridge Valhalla Partners I-B, L.P.	Infrastructure Assets	10/03/2025	16,780,020	18,849,728	*
EIV Capital Fund V-A, LP	Infrastructure Assets	11/17/2025	9,411,997	10,691,778	⁺
ERA Blade Continuation Fund Parallel LP	Infrastructure Assets	08/11/2025	20,174,691	19,368,331	⁺
Global Energy & Power Infrastructure Fund II, L.P.	Infrastructure Assets	10/05/2023	1,152,196	1,232,440	⁺,10
Global Infrastructure Partners III-C, L.P.	Infrastructure Assets	09/29/2023	2,213,372	2,816,042	⁺,9
Global Infrastructure Partners IV-C, L.P.	Infrastructure Assets	06/30/2025	81,740,997	86,426,969	⁺
InstarAGF Essential Infrastructure Fund LP	Infrastructure Assets	09/30/2024	2,068,867	2,952,273	⁺
InstarAGF Essential Infrastructure Fund II (LUX-USD), SCSp	Infrastructure Assets	07/01/2025	24,035,248	30,172,162	⁺,10
KKR Global Infrastructure Investors II (EEA) L.P.	Infrastructure Assets	01/01/2024	215,575	417,124	⁺,8
KKR Global Infrastructure Investors III EEA (EUR) SCSp	Infrastructure Assets	04/01/2024	7,622,930	7,460,588	⁺,8
KKR Global Infrastructure Investors III L.P.	Infrastructure Assets	07/01/2025	10,121,873	9,265,636	⁺
KKR Global Infrastructure Investors IV (EUR) SCSp	Infrastructure Assets	10/01/2024	9,463,873	11,259,025	⁺
KKR Global Infrastructure Investors IV (USD) SCSp	Infrastructure Assets	07/01/2024	27,048,985	32,274,627	⁺
North Haven Infrastructure Partners III SCSp.	Infrastructure Assets	03/31/2026	21,966,447	22,333,735	*,⁺
Oak Hill Digital Opportunities Partners (TE 892), L.P.	Infrastructure Assets	07/19/2024	7,348,032	9,264,327	*,⁺
Sterling Investment Partners XK Opportunities Fund-A, L.P.	Infrastructure Assets	10/23/2025	18,829,309	20,277,625	*,⁺
Stonepeak Infrastructure Fund II LP	Infrastructure Assets	10/02/2023	367,915	170,333	⁺,10
Stonepeak Infrastructure Fund LP	Infrastructure Assets	10/02/2023	1,228,546	1,686,779	⁺,10

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnote
Secondary Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Strategic Value Spurs A, L.P.	Infrastructure Assets	12/13/2024	$7,364,295	$9,069,450	*,⁺
Total North America			$341,355,581	$377,827,254
Rest of World - 3.8% of NAV
Coatue CT 162 LP	Infrastructure Assets	01/06/2026	$30,150,000	$30,061,546	*
Walker Aggregator LP	Infrastructure Assets	09/19/2025	13,906,074	14,968,632
Total Rest of World			$44,056,074	$45,030,178
Total Non-Controlled/Non-Affiliated Secondary Investments			$710,314,830	$783,486,312
Short-Term Investments - Non-Controlled/Non-Affiliated - 7.1% of NAV
Fidelity Investments Money Market Government Portfolio — Class I, 3.53% (84,488,802 shares)	Money Market	N/A	$84,488,802	$84,488,802	12, 13
Total Non-Controlled/Non-Affiliated Short-Term Investments			$84,488,802	$84,488,802
Total Non-Controlled/Non-Affiliated Investments - 91.3% of NAV			$969,837,313	$1,091,416,357
Other assets in excess of liabilities - 8.7% of NAV				$104,754,780
Net Assets - 100.0% of NAV				$1,196,171,137

*	Investment is non-income producing.
⁺	Investment has been committed to but has not been fully funded.
1	Geographic region generally reflects the location of the investment manager or company.
2	Investments do not issue shares or hold outstanding principal, except where noted. The terms "shares" and "units" are used interchangeably.
3	Private investments typically do not permit redemptions or withdrawals, except at the discretion of their general partner, manager, or advisor. Final distribution dates are generally unknown unless specified. These investments are fair valued using net asset value as the practical expedient, unless otherwise noted, and are usually acquired through private placements with contractual resale restrictions that do not lapse. Each investment may have been purchased on different dates and for varying amounts. The acquisition date of the first purchase is listed in the Consolidated Schedule of Investments.
4	The fair value of any Secondary Investment, Primary Investment, or Co-Investment has not been calculated, reviewed, verified or in any way approved by any general partner, manager or advisor of such investments (including any of its affiliates).
5	All or a portion of this security is held by STRUCTURE LLC Series A.
6	The fair value of the investment was determined using significant unobservable inputs.
7	All or a portion of this security is held by STRUCTURE Cayman II LLC.
8	All or a portion of this security is held by STRUCTURE Cayman III LLC.
9	All or a portion of this security is held by STRUCTURE Cayman IV LLC.
10	All or a portion of this security is held by STRUCTURE Cayman LLC.
11	All or a portion of this security is held by STRUCTURE Sidewalk LLC.
12	The audited financial statements of the investment can be found at sec.gov.
13	The rate reported is the 7-day effective yield at the period end.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Summary of Investments by Strategy (as a percentage of total investments)
Co-Investments	20.1%
Investment Funds	13.1%
Equity	7.0%

Primary Investments	0.3%
Investment Funds	0.3%

Secondary Investments	71.9%
Investment Funds	71.9%

Short-Term Investments	7.7%

Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statement of Assets and Liabilities
March 31, 2026

Assets
Non-controlled/non-affiliated investments, at fair value (cost $969,837,313)	$1,091,416,357
Cash	206,884,631
Cash denominated in foreign currency (cost $509,531)	515,419
Receivable for Fund shares sold	1,518,006
Dividend and interest receivable	781,673
Distributions receivable from investments	768,567
Prepaid expenses	133,784
Total Assets	1,302,018,437
Liabilities
Revolving credit facility	—
Less deferred debt issuance costs	(829,070)
Revolving credit facility less deferred debt issuance costs	(829,070)
Payable for investments purchased	104,214,878
Management fees payable	1,509,753
Revolving credit facility interest and fees payable	331,455
Professional fees payable	256,250
Administration fees payable	138,286
Transfer agent fees payable	97,777
Trustees' fees payable	41,647
Due to Adviser	9,615
Other accrued expenses	76,709
Total Liabilities	105,847,300
Commitments and contingencies (see Note 8)
Net Assets	$1,196,171,137

Composition of Net Assets:
Paid-in capital	$1,051,050,189
Total distributable earnings (accumulated loss)	145,120,948
Net Assets	$1,196,171,137

Class I
Net Assets	$1,183,566,594
Outstanding shares (unlimited number of shares authorized)	77,656,642
Net Asset Value Per Share	$15.24
Class D
Net Assets	$35,450
Outstanding shares (unlimited number of shares authorized)	2,332
Net Asset Value Per Share	$15.20
Class S
Net Assets	$12,569,093
Outstanding shares (unlimited number of shares authorized)	832,214
Net Asset Value Per Share	$15.10

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statement of Operations
For the Year Ended March 31, 2026

Investment Income
Non-controlled/non-affiliated investments dividend income (net of taxes withheld of $357,573)	$16,171,347
Bank deposits interest income	4,739,739
Non-controlled/non-affiliated investments interest income	1,500,104
Total Investment Income	22,411,190

Expenses
Management fees	12,066,067
Amortization of deferred investment costs	1,291,220
Revolving credit facility interest and fees	1,227,361
Administration fees	1,194,573
Transfer agent fees	1,018,224
Professional fees	1,011,921
Trustees' fees	160,000
Chief compliance officer fees	60,000
Distribution and shareholder servicing fees (Class S)	47,664
Shareholder servicing fees (Class D)	58
Other expenses	551,402
Total Expenses	18,628,490
Adviser expense recoupment (reimbursement)	735,278
Net Expenses	19,363,768
Net Investment Income (Loss)	3,047,422

Net Realized Gain (Loss)
Distributions from non-controlled/non-affiliated investments	15,760,416
Foreign currency transactions	(324,368)
Total Net Realized Gain (Loss)	15,436,048
Net Change in Unrealized Appreciation (Depreciation)
Non-controlled/non-affiliated investments	90,255,300
Foreign currency translations	126,230
Total Net Change in Unrealized Appreciation (Depreciation)	90,381,530

Net Increase (Decrease) in Net Assets from Operations	$108,865,000

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$3,047,422	$1,170,385
Net realized gain (loss)	15,436,048	7,085,401
Net change in unrealized appreciation (depreciation)	90,381,530	26,727,056
Net Increase (Decrease) in Net Assets Resulting from Operations.	108,865,000	34,982,842

Distributions from Distributable Earnings:
Class I	(3,768,943)	(882,513)
Class D	(140)	(38)
Class S	(35,185)	(38)
Class T¹	—	(38)
Total Distributions from Distributable Earnings	(3,804,268)	(882,627)

Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	727,185,676	290,782,827
Reinvestment of distributions	798,772	219,479
Repurchase of shares	(44,975,129)	(13,895,357)
Exchange of shares	—	—
Total Class I Transactions	683,009,319	277,106,949
Class D
Proceeds from shares issued	17,914	1,100
Reinvestment of distributions	140	38
Repurchase of shares	—	—
Exchange of shares	—	—
Total Class D Transactions	18,054	1,138
Class S
Proceeds from shares issued	11,089,040	58,301
Reinvestment of distributions	31,770	38
Repurchase of shares	(51,022)	—
Exchange of shares	—	590,366
Total Class S Transactions	11,069,788	648,705
Class T¹
Proceeds from shares issued	—	578,825
Reinvestment of distributions	—	38
Repurchase of shares	—	—
Exchange of shares	—	(590,366)
Total Class T¹ Transactions	—	(11,503)
Change in Net Assets Resulting from Capital Share Transactions	694,097,161	277,745,289

Total Increase (Decrease) in Net Assets.	799,157,893	311,845,504

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Net Assets
Beginning of period	397,013,244	85,167,740
End of period	$1,196,171,137	$397,013,244

¹  On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2026

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$108,865,000
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for investments purchased	(565,030,451)
(Purchases) sales of short-term investments, net	(3,881,107)
Distributions received from investments, net of distributions receivable from investments	38,274,200
Amortization of debt issuance costs.	365,025
Net realized (gain) loss on distributions from investments	(15,760,416)
Net change in unrealized (appreciation) depreciation on investments	(90,255,300)
(Increase) Decrease in Assets
Dividend and interest receivable	(307,244)
Prepaid expenses	(35,232)
Increase (Decrease) in Liabilities
Professional fees payable	(4,924)
Management fees payable	1,004,746
Transfer agent fees payable	54,523
Revolving credit facility interest and fees payable	258,657
Administration fees payable	72,073
Due to Adviser	(42,971)
Other accrued expenses	44,609
Net Cash Provided by (Used in) Operating Activities	(526,378,812)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	737,291,566
Repurchase of shares	(45,026,151)
Distributions paid in cash	(2,973,586)
Debt issuance costs paid	(1,091,584)
Net Cash Provided by (Used in) Financing Activities	688,200,245

Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currency	161,821,433

Cash and Cash Denominated in Foreign Currency
Beginning of period	45,578,617
End of period	$207,400,050

End of Period Balances
Cash	$206,884,631
Cash denominated in foreign currency	515,419
End of Period Balance	$207,400,050

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statement of Cash Flows (continued)
For the Year Ended March 31, 2026

Supplemental Disclosure of Cash Flow Information
Reinvestment of distributions	$830,682
Cash paid during the period for interest and commitment fees	$603,678

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights
Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.30	$11.56	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.06	0.07	0.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	1.94	1.71	1.55
Total from investment operations	2.00	1.78	1.56
Less distributions:
From net investment income	—	(0.04)	—
From net realized gains³	(0.06)	—	—
Total distributions	(0.06)	(0.04)	—
Net Asset Value per share, end of period⁴	$15.24	$13.30	$11.56

Net Assets, end of period (in thousands)⁴	$1,183,567	$396,300	$85,133

Ratios to average net assets⁵
Net investment income (loss)⁶	0.41%	0.54%	0.46%
Expenses before adviser expense recoupment (reimbursement)⁷	2.47%	3.23%	7.17%
Expenses after adviser expense recoupment (reimbursement)⁷ ⁸	2.57%	3.37%	3.51%
Total return⁴ ⁹ ¹⁰	15.06%	15.40%	15.60%
Portfolio turnover rate¹¹	—%	—%	—%

Senior Securities:	As of March 31, 2026	As of March 31, 2025	As of March 31, 2024
Total borrowings (in thousands)	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness¹²	N/A	N/A	N/A

*	The Class commenced operations on September 11, 2023.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	Distributions associated with net realized gains were less than $0.005 for the year ended March 31, 2025.
4	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
5	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
6	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
7	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
8	Recoupment (reimbursement) ratios have been annualized for periods of less than 12 months.
9	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.
10	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights (continued)
Class I

11	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than one year are not annualized.
12	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights (continued)
Class D

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.30	$11.56	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.03	0.07	0.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	1.93	1.71	1.55
Total from investment operations	1.96	1.78	1.56
Less distributions:
From net investment income	—	(0.04)	—
From net realized gains³	(0.06)	—	—
Total distributions	(0.06)	(0.04)	—
Net Asset Value per share, end of period⁴	$15.20	$13.30	$11.56

Net Assets, end of period (in thousands)[4]	$35	$14	$12

Ratios to average net assets⁵
Net investment income (loss)⁶	0.19%	0.55%	0.46%
Expenses before adviser expense recoupment (reimbursement)⁷	2.74%	3.32%	7.17%
Expenses after adviser expense recoupment (reimbursement)⁷ ⁸	2.83%	3.36%	3.51%
Total return⁴ ⁹ ¹⁰	14.76%	15.40%	15.60%
Portfolio turnover rate¹¹	—%	—%	—%

Senior Securities:	As of March 31, 2026	As of March 31, 2025	As of March 31, 2024
Total borrowings (in thousands)	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness¹²	N/A	N/A	N/A

*	The Class commenced operations on September 11, 2023.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	Distributions associated with net realized gains were less than $0.005 for the year ended March 31, 2025.
4	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
5	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
6	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
7	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
8	Recoupment (reimbursement) ratios have been annualized for periods of less than 12 months.
9	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.
10	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights (continued)
Class D

11	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than one year are not annualized.
12	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights (continued)
Class S

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.29	$11.56	$10.00
Activity from investment operations:
Net investment income (loss)¹	(0.06)	0.04	0.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	1.93	1.73	1.55
Total from investment operations	1.87	1.77	1.56
Less distributions:
From net investment income	—	(0.04)	—
From net realized gains³	(0.06)	—	—
Total distributions	(0.06)	(0.04)	—
Net Asset Value per share, end of period⁴	$15.10	$13.29	$11.56

Net Assets, end of period (in thousands)⁴	$12,569	$698	$12

Ratios to average net assets⁵
Net investment income (loss)⁶	(0.43)%	0.28%	0.46%
Expenses before adviser expense recoupment (reimbursement)⁷	3.32%	3.51%	7.17%
Expenses after adviser expense recoupment (reimbursement)⁷ ⁸	3.33%	3.63%	3.51%
Total return⁴ ⁹ ¹⁰	14.10%	15.31%	15.60%
Portfolio turnover rate¹¹	—%	—%	—%

Senior Securities:	As of March 31, 2026	As of March 31, 2025	As of March 31, 2024
Total borrowings (in thousands)	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness¹²	N/A	N/A	N/A

*	The Class commenced operations on September 11, 2023.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	Distributions associated with net realized gains were less than $0.005 for the year ended March 31, 2025.
4	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
5	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
6	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
7	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
8	Recoupment (reimbursement) ratios have been annualized for periods of less than 12 months.
9	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized. Total return shown excludes the effect of applicable sales charges.
10	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights (continued)
Class S

11	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than one year are not annualized.
12	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements

March 31, 2026

1. Organization

StepStone Private Infrastructure Fund (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on December 2, 2022 ("Inception") and is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund commenced operations on September 11, 2023 ("Commencement of Operations").

The Fund offers an unlimited number of shares in three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares (collectively, “Shares”) to eligible investors (“Shareholders”). The Shares are offered in a continuous registered public offering with subscriptions accepted daily at the then-current-daily net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund conducts quarterly offers to repurchase between 5.00% and 25.00% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting Shares as defined in the 1940 Act (see Note 9).

The Fund’s Board of Trustees (“Board”) provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC serves as the Fund's investment adviser ("Adviser") and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of StepStone Group LP. The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group Real Assets LP serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets.

The Fund’s investment objectives are to seek current income and long-term capital appreciation by offering investors access to a global investment portfolio of private infrastructure assets ("Infrastructure Assets") and, in select cases, the Fund may allocate a portion of its investments to other private market asset classes, including but not limited to real estate, private equity and private debt (together with Infrastructure Assets, “Private Market Assets”).

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiary, STRUCTURE Holdings LLC, a Delaware limited liability company, along with its indirect wholly-owned subsidiaries: STRUCTURE Intermediate LLC, STRUCTURE Subsidiary LLC, STRUCTURE Sidewalk LLC and STRUCTURE LLC (Series A and Series B), each formed as a Delaware limited liability company, and STRUCTURE Cayman LLC, STRUCTURE Cayman II LLC, STRUCTURE Cayman III LLC and STRUCTURE Cayman IV LLC (together, “STRUCTURE Cayman”), each formed as a Cayman Islands limited liability company (collectively, "Wholly-Owned Subsidiaries"). The effects of all intercompany transactions between the Fund and its Wholly-Owned Subsidiaries have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day that the NYSE is open for trading, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class and class-specific expenses to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Purchases of investments are recorded as of the first day of legal ownership of an investment and redemptions from investments are recorded as of the last day of legal ownership. Investments held by the Fund in Private Market Assets may include (i) (a) secondary purchases of existing investments in individual operating companies, projects or properties and private investment funds from other investors, sponsored by unaffiliated managers and/or strategic acquirers ("Investment Managers"), (b) investments in open-ended funds, which are often substantially invested, with evergreen or long duration structures which may not have an explicit termination date, (c) investments in continuation vehicles created to acquire private portfolio companies primarily from private investment funds managed by the same Investment Manager, (d) investments in private investment funds that are actively fundraising, but have already invested a portion of their capital commitments in Private Market Assets and (e) stapled primary investments contingent to a secondary investment purchase (together with the investments described in (a) - (e), “Secondary Investments”), (ii) investments in private funds that are actively fundraising that have not yet invested any portion of their capital commitments in Private Market Assets (“Primary Investments”) and (iii) equity and/or debt investments directly in operating companies, projects or properties, generally alongside Investment Managers that lead or participate in the transaction (“Co-Investments”). These types of debt or equity investments normally do not have readily available market prices and therefore will be valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment or a Primary Investment is based on the net asset value of the investment reported by its Investment Manager. In determining fair value, the Fund may incorporate public benchmark returns or other information that are relevant to the investment funds under consideration to adjust fair values as of the relevant Determination Date. The public benchmark returns are adjusted for long-term, historical correlations between public and private investment returns and other relevant factors. If the Adviser determines that the Investment Manager has not reported a net asset value to the Fund, the Adviser will establish a fair value in accordance with the Fund’s Valuation Policy. In doing so, the Adviser will evaluate whether it is appropriate, considering all relevant circumstances, to use the last reported net asset value from the Investment Manager with adjustments made in accordance with the Fund’s Valuation Policy. The net asset values or adjusted net asset values are net of management fees and performance-based fees payable pursuant to the respective organizational documents of each investment.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Policy, on a case by case basis, the Adviser either applies the net asset value reported by the Investment Manager or a variety of methods such as earnings and market multiple analysis based on comparables, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of a Co-Investment: the latest round of financing, company operating performance, market-based multiples, discounted cash flows, potential merger and acquisition activity and any other material information that may impact investment fair value.

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Market Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Market Asset held by the Fund and the value attributed to the same Private Market Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Short-term investments are highly liquid instruments with low risk of loss and recorded at NAV per share, which approximates fair value.

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s revolving credit facility. The aforementioned costs are amortized over the instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facility balance on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translations represents foreign exchange: (1) gains and losses from the holding and sales of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded as receivable and the amounts actually received. The Fund does not separately isolate the impact of changes in exchange rates from other changes in the fair value of investments within the net realized gain (loss) and the change in unrealized appreciation (depreciation) of investments as presented on the Consolidated Statement of Operations. The Fund presents net realized gain (loss) on foreign currency transactions, as well as changes in unrealized appreciation (depreciation) on foreign currency translations related to foreign cash and receivable balances, as separate line items on the Consolidated Statement of Operations.

Realized Gains on Investments, Interest Income and Dividend Income

Distributions received from Secondary Investments, Primary Investments and Co-Investments occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, are based on information received from the Investment Manager of the Secondary Investment, Primary Investment or Co-Investment. To the extent a distribution exceeds the remaining cost basis of an investment, based on information provided by the Investment Manager, the excess amount is recognized as a realized gain distribution from investments. Realized gains and losses from investment transactions are determined using the specific identification method. Dividend income and interest income are recorded on an ex-dividend date and accrual basis, respectively. Dividend income earned on short-term money market investments is accrued daily.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests, including the underlying fees of the Private Market Assets (“Acquired Fund Fees”), management fees, expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis and expenses other than class-specific expenses are allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of Secondary Investments, Primary Investments and Co-Investments are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years from the year 2023 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes ("ASC 740"). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year.

In preparing the consolidated financial statements, STRUCTURE LLC (Series A and Series B) and STRUCTURE Sidewalk LLC and STRUCTURE Cayman are required to recognize their estimate of income taxes for purposes of determining deferred tax assets or liabilities. STRUCTURE LLC (Series A and Series B) and STRUCTURE Sidewalk LLC are subject to U.S. federal and state income taxes while STRUCTURE Cayman is subject to U.S. federal withholding tax, state taxes, and branch profits tax on effectively connected income with a U.S. trade or business. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent the Wholly-Owned Subsidiaries have a deferred tax asset, consideration is given to whether a valuation allowance is required.

Cash

Cash includes monies on deposit in interest-bearing accounts with UMB Bank, N.A. who serves as the Fund’s custodian (“Custodian”). Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits. There are no restrictions on cash held by the Custodian on the Fund’s behalf.

Deferred Investment Costs Relating to Purchases of Secondary Investments

Deferred costs associated with the acquisition of Secondary Investments are amortized daily over the deferral period until the payment due date. On the due date, the payment amount, included in payable for investments purchased, corresponds to the notional amount owed to the respective counterparty. Payable for investments purchased is reported in the Consolidated Statement of Assets and Liabilities with amortization of deferred investment costs reported in the Consolidated Statement of Operations.

Segment Reporting

An operating segment is defined in ASC Topic 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

New Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements related to the rate reconciliation and income taxes paid disclosures. The Fund adopted this guidance for the annual reporting period ended March 31, 2026 on a prospective basis. The adoption of ASU 2023-09 had no material impact on the Fund's financial statement presentation or disclosures.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using NAV as a practical expedient. These investments are valued using NAV or by adjusting the most recently available NAV for cash flows, public benchmark returns and/or other relevant information. As such, investments in securities with a fair value of $930.3 million are excluded from the fair value hierarchy as of March 31, 2026.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following is a summary of the Fund's investments classified by fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Co-Investments	$—	$—	$76,600,000	$143,249,985	$219,849,985
Primary Investments	—	—	—	3,591,258	3,591,258
Secondary Investments	—	—	—	783,486,312	783,486,312
Short-Term Investments	84,488,802	—	—	—	84,488,802
Total Investments	$84,488,802	$—	$76,600,000	$930,327,555	$1,091,416,357

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Co-Investments
Balance as of March 31, 2025	$—
Transfers into Level 3	—
Purchases.	40,000,000
Distributions from Investments	—
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation (Depreciation)	36,600,000
Transfers out of Level 3	—
Balance as of March 31, 2026	$76,600,000

Net Change in Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of the Reporting Period	$36,600,000

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:

Investment Type	Fair Value as of March 31, 2026	Valuation Technique(s)	Unobservable Input	Single Input or Range of Inputs	Weighted Average of Input(1)	Impact to Valuation from an Increase in Input(2)
Co-Investments	$76,600,000	Discounted cash flow	Discount rate	19.50% - 26.75%	22.43%	Decrease

(1)	Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

A listing of the Private Market Asset types held by the Fund and the related attributes, as of March 31, 2026, are shown in the table below:

Investment Type	Investment Strategy	Fair Value	Unfunded Commitments
Co-Investments	Investments in the equity and/or debt of operating companies, projects or properties generally alongside an Investment Manager	$ 219,849,985	$ 62,257,181
Primary Investments	Investments in private funds actively fundraising with no capital commitments invested	$ 3,591,258	$ 18,831,473
Secondary Investments	Investments in individual companies and private funds purchased from other investors, open-ended funds, continuation vehicles, private funds actively fundraising with a portion of capital commitments invested and stapled primary investments	$ 783,486,312	$ 153,863,376

4. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.60% on an annualized basis of the Fund’s daily net assets. The Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee. For the year ended March 31, 2026, the Adviser earned $12.1 million in Management Fees of which $1.5 million was payable as of March 31, 2026.

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning with the Commencement of Operations and ending on the one-year anniversary thereof (“Limitation Period”). On May 22, 2025, the Board approved the extension of the Limitation Period through September 30, 2026. The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund in respect of each class of Shares during the Limitation Period to an amount not to exceed 1.00% for Class I Shares, Class D Shares, and Class S Shares, on an annualized basis, of the Fund’s prior day net assets (“Expense Cap”). Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Market Assets and other investments in which the Fund invests (including the underlying fees of the Investment Funds and other investments ("Acquired Fund Fees and Expenses")); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (iv) interest payments incurred on borrowings by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and/or shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders.

If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any class of Shares for any day, exceeds the Expense Cap applicable to that class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if the aggregate ordinary operating expenses have fallen to a level below the relevant Expense Cap and the recouped amount does not raise the level of aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses in respect of a class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

During the year ended March 31, 2026, the Adviser recouped a net amount of $0.7 million under the Expense Limitation and Reimbursement Agreement, as recorded on the Statement of Operations. As of March 31, 2026, the Adviser has fully recouped all eligible expenses under this agreement, and there is no remaining balance available for future recoupment.

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Administration Agreement, the Fund pays the Administrator an administration fee (“Administration Fee”) in an amount up to 0.20% on an annualized basis of the Fund’s net assets. The Administration Fee is accrued daily based on the value of the prior day net assets of the Fund as of the close of business on each business day (including any assets in respect of Shares that will be repurchased by the Fund on such date), and is payable monthly in arrears. For the year ended March 31, 2026, the Administrator earned $1.2 million in Administration Fees of which $0.1 million was payable as of March 31, 2026.

5. Sub-Administrator, Custodian and Transfer Agent

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

UMB Bank, N.A. serves as the Fund’s Custodian pursuant to a custody agreement. As the Custodian, UMB Bank, N.A. holds the Fund’s U.S. assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by the Custodian in accordance with the terms of the custody agreement. For the year ended March 31, 2026, the Custodian earned $87,277 in custody fees, recorded in other expenses on the Consolidated Statement of Operations, of which $14,416 was payable as of March 31, 2026 and recorded in other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Sub-Administrator also serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the year ended March 31, 2026, the Transfer Agent earned $1.0 million in transfer agent fees of which $0.1 million was payable as of March 31, 2026.

6. Distribution and Shareholder Servicing Plan

Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers, certain registered investment advisers and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a distribution and shareholder servicing fee out of the net assets of Class S Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are determined and accrued daily based on the net assets of the share class as of the close of business on each business day (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the year ended March 31, 2026, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

7. Revolving Credit Facility

Effective September 7, 2023, the Fund entered into a revolving credit agreement ("Credit Facility"), as amended from time to time, with Texas Capital Bank allowing the Fund to borrow up to $50.0 million ("Commitment") from a syndicate of lenders. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Market Assets in advance of the receipt of investor subscriptions. Borrowings on the Credit Facility are collateralized by all assets of the Fund.

On October 8, 2025, the Fund amended the Credit Facility to increase the Commitment to $160.0 million. The stated maturity date of the Credit Facility is October 8, 2027, subject to extensions or termination events described in the credit agreement.

The Credit Facility has an interest rate of the secured overnight financing rate ("Term SOFR") plus an applicable margin ("Applicable Margin") of 3.00% per annum or the base rate plus 2.00% per annum. The Credit Facility has a commitment fee of 0.40% per annum and a minimum utilization fee equal to the Applicable Margin. The minimum utilization fee is calculated based on a minimum borrowing requirement equal to 20.00% of the Commitment. For the year ended March 31, 2026, expenses incurred by the Fund related to the Credit Facility were $1.2 million.

During the year ended March 31, 2026, there were no borrowings under the Credit Facility.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

8. Commitments and Contingencies

As of March 31, 2026, the Fund has contractual unfunded commitments to provide additional funding of $235.0 million to certain investments.

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

9. Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares. Each class of Shares is subject to different fees and expenses.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment in Class D Shares and Class S Shares by an investor is $5,000. The minimum initial investment in any share class may be reduced at the Adviser's discretion. Investors purchasing Class S Shares may be charged a sales load up to a maximum of 3.50%. Investors purchasing Class I Shares and Class D Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares daily at the Fund’s then-current NAV per share.

Subject to certain conditions, Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following table summarizes the capital share transactions for the year ended March 31, 2026 and the year ended March 31, 2025:

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	50,933,389	$727,185,676	23,486,035	$290,782,827
Reinvestment of distributions	54,898	798,772	17,378	219,479
Repurchase of shares	(3,118,677)	(44,975,129)	(1,082,031)	(13,895,357)
Exchange of shares	—	—	—	—
Net increase (decrease)	47,869,610	$683,009,319	22,421,382	$277,106,949
Class D
Proceeds from shares issued	1,234	$17,914	85	$1,100
Reinvestment of distributions	10	140	3	38
Repurchase of shares	—	—	—	—
Exchange of shares	—	—	—	—
Net increase (decrease)	1,244	$18,054	88	$1,138
Class S
Proceeds from shares issued	780,971	$11,089,040	4,520	$58,301
Reinvestment of distributions	2,200	31,770	3	38
Repurchase of shares	(3,509)	(51,022)	—	—
Exchange of shares	—	—	47,029	590,366
Net increase (decrease)	779,662	$11,069,788	51,552	$648,705
Class T1
Proceeds from shares issued	—	$—	46,036	$578,825
Reinvestment of distributions	—	—	3	38
Repurchase of shares	—	—	—	—
Exchange of shares	—	—	(47,039)	(590,366)
Net increase (decrease)	—	$—	(1,000)	$(11,503)

[1]	On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The Fund conducts quarterly offers to repurchase between 5.00% and 25.00% of its outstanding Shares at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed in Note 1). No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase up to 5.00% of its outstanding Shares.

Rule 23c-3(b)(5) of the 1940 Act permits the Fund to repurchase up to an additional 2.00% of its outstanding Shares beyond the stated repurchase offer amount in the event that Shareholder repurchase requests exceed the offer. During the periods presented, repurchase requests were below the applicable offer amounts. Therefore, the Fund did not exercise the available option to repurchase additional Shares beyond the stated offer amount. As a result, all repurchase requests were fulfilled in full, and no pro rata reductions were necessary.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following table summarizes the Fund’s repurchase activity:

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Shares Submitted for Repurchase (all classes)
June 14, 2024	454,425	5,025
September 16, 2024	674,086	48,905
December 16, 2024	996,941	490,508
March 14, 2025	1,287,543	537,593
June 16, 2025	1,941,369	440,896
September 15, 2025	2,610,443	530,152
December 15, 2025	3,139,338	1,608,269
March 16, 2026	3,791,857	542,869

10. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan ("DRIP") established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period.

11. Investment Transactions

For the year ended March 31, 2026, total purchases of investments, excluding short-term investments, were $669.2 million. For the year ended March 31, 2026, total distributions received from investments, excluding short-term investments, were $39.0 million. For the year ended March 31, 2026, there were no sale or other disposition of investments, excluding short-term investments.

12. Tax Information

The Fund has temporary differences primarily due to timing differences between book and tax treatment of partnership and passive foreign investment company investments held by the Fund and investments held in STRUCTURE Cayman and STRUCTURE LLC.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. For the tax year ended September 30, 2025, the Fund recognized a permanent book to tax difference of $1.0 million resulting primarily from net operating losses. This permanent book to tax difference has been reclassified to paid-in capital and has no effect on the net assets or net asset value per share of the Fund.

For the tax year ended September 30, 2025, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed long-term capital gains	208,823
Net tax appreciation (depreciation)	82,847,108
Other temporary differences	(123,493)
Total distributable earnings (accumulated loss)	$82,932,438

The tax character of Subchapter M distributions declared for the fiscal years ended March 31, 2026 and March 31, 2025 were as follows:

	Ordinary Income	Long-Term Capital Gains
2026	$—	$3,804,268
2025	$857,211	$25,416

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The tax character of Subchapter M distributions declared for the tax year ended September 30, 2025 was as follows:

	Ordinary Income	Long-Term Capital Gains
2025	$830,881	$51,746

The Fund is designating a portion of its distributions as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), for the tax year ending September 30, 2025.

For the tax year ended September 30, 2025, the Fund had no qualified late year losses.

As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$143,837,582
Gross unrealized depreciation	(8,188,219)
Net unrealized appreciation (depreciation) on investments	$135,649,363

Tax cost of investments	$955,766,994

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

STRUCTURE LLC (Series A and B), STRUCTURE Sidewalk LLC and STRUCTURE Cayman were not required to recognize a provision for income tax expense for the year ended March 31, 2026.

As of March 31, 2026, the Fund had no uncertain tax positions for federal, state or local income tax purposes. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as a component of income tax expense in the Consolidated Statement of Operations. For the year ended March 31, 2026, the Fund did not incur any interest or penalties.

13. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

14. Subsequent Events

On May 12, 2026, the Fund commenced a repurchase offer in an amount up to 5.00% of outstanding shares with a valuation date of June 16, 2026.

On April 22, 2026, the Fund, as the borrower, entered into a senior secured credit agreement ("MUFG Credit Agreement") with MUFG Alternative Fund Services (Cayman) Limited ("MUFG"), as the administrative agent, and the lenders party thereto, to provide the Fund with a revolving credit facility ("MUFG Credit Facility"). Borrowings under the MUFG Credit Facility are secured by certain assets held by the Fund. The MUFG Credit Facility carries a commitment of $300.0 million, subject to satisfaction of certain conditions by and between the lenders. Borrowings under the MUFG Credit Facility generally bear interest on each loan at a rate per annum equal to the three-month Term SOFR plus 2.80%.

The MUFG Credit Facility has a commitment fee ranging from 0.70% to 2.80%, determined by each lender's undrawn loan commitment and a minimum borrowing requirement. The stated maturity date of the MUFG Credit Facility is April 21, 2028, subject to extensions or termination events described in the MUFG Credit Agreement. The MUFG Credit Facility includes a provision for extension of the MUFG Credit Facility by an additional twelve months annually, beginning one year after the closing date, subject to mutual agreement by the lenders and borrower.

The Fund's existing Credit Facility with Texas Capital Bank was terminated effective April 22, 2026.

On May 18, 2026, a new share class of the Fund, designated as Class U Shares, commenced operations.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Infrastructure Fund

Trustees and Officers (unaudited)

March 31, 2026

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Terry Prather Birth Year: 1955	Trustee	Indefinite Length - Since May 2024	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	5	None
Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (Since 2018)	5	None
Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	5	Director of KBS Real Estate Investment Trust II, Inc. (since 2019), and KBS Real Estate Investment Trust III, Inc. (since 2019)

Interested Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020) Managing Director, RiverBridge Capital (Since 2018)	5	None
Bob Long Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	5	None

StepStone Private Infrastructure Fund

Trustees and Officers (unaudited) (continued)

March 31, 2026

Executive Officers
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bob Long Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since January 2023	Partner, StepStone Group Private Wealth LLC (Since 2020)
Tim Smith Birth Year: 1968	Vice President	Indefinite Length – Since November 2023	CFO and COO, StepStone Group Private Wealth LLC (Since 2019)
Dean Caruvana Birth Year: 1988	Secretary and Chief Compliance Officer	Indefinite Length — Since August 2023	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

1The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

2Each Trustee or Officer serves an indefinite term, until his or her successor is elected.

3This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

March 31, 2026

At an in-person meeting of the Board of Trustees (the “Board”) of StepStone Private Infrastructure Fund (the “Fund”) held on February 11, 2026 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the continuation of each of the following: (i) an investment advisory agreement by and between StepStone Group Private Wealth LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group Real Assets LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the continuation of the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees and other expenses, including information comparing the management fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s profitability with respect to the Agreements; (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Fund's investment performance over relevant time periods; (iii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iv) the Advisers’ financial results and financial condition; (v) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (vi) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the continuation of the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities of the Adviser under the Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of StepStone Group LP and leverages the infrastructure of StepStone Group LP to support its operations, which includes working closely with key personnel of the StepStone Group LP. After consideration of these factors, the Board determined that the Adviser is an appropriate investment adviser for the Fund.

StepStone Private Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

March 31, 2026

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, the investment performance of the Peer Group and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2025 regarding the performance of all private infrastructure investments managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as interval funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees and expenses the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were above the Peer Group. The Board also considered the Adviser’s commitment pursuant to the expense limitation agreement with the Fund whereby the Adviser would agree to pay, absorb, or reimburse the Fund’s aggregate monthly ordinary operating expenses, excluding certain specified expenses, in order to limit the operating expenses of each share class of the Fund to 1.00%, on an annualized basis, of the Fund’s daily net assets through September 30, 2026. The Board considered the level of the Fund’s management fees in light of the level of service expected to be received from the Adviser and the strategies to be employed in managing the Fund.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities of the Sub-Adviser under the Sub-Advisory Agreement and the services provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was formed in 2014 and oversees approximately $121 billion of infrastructure and real assets allocations, as of September 30, 2025. The Board discussed with the Sub-Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing

StepStone Private Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

March 31, 2026

the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser would be an appropriate Sub-Adviser to the Fund.

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, the investment performance of the Peer Group and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2025 regarding the performance of all discretionary funds and discretionary separate accounts (across private equity, real estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the fees paid under the Sub-Advisory Agreement, which the Board noted are paid by the Adviser, not by the Fund. The Board considered information about the Sub-Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such mandates.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the continuation of the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. Based on the discussions and considerations at the Meeting, the Board, including the Independent Trustees, voted to approve the continuation of the Agreements.

StepStone Private Infrastructure Fund

Other Information
March 31, 2026 (unaudited)

Interval Fund Policy

The Fund has adopted a fundamental policy, which may be changed only by the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), that it will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Fund's shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov, or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Infrastructure Fund

Privacy Notice (unaudited)
March 31, 2026

STEPSTONE GROUP PRIVATE WEALTH LLC PRIVACY POLICY

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Private Wealth LLC (“SPW”), StepStone Group Real Assets LP (“SIRA”), StepStone Group Real Estate LP (“SRE”), StepStone Group Private Debt LLC (“SPD”), and StepStone Group Private Debt AG (“SPD AG”) together with their affiliates and related entities (collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting, using, and disclosing the personal information of clients and others, to both affiliates of SSG, SPW, SIRA, SRE, SPD, and SPD AG as applicable, and nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, visitors to our websites, former clients, employees of managers with whom StepStone has conducted business, customers, as defined by Regulation S-P, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG, SPW, SIRA, SRE, SPD, or SPD AG, (ii) is controlled by SSG, SPW, SIRA, SRE, SPD, or SPD AG, or (iii) is under common control with SSG, SPW, SIRA, SRE, SPD, or SPD AG. Nonaffiliated third parties are parties who are not affiliates of any of SSG, SPW, SIRA, SRE, SPD, or SPD AG.

Confidentiality of Personal Information

StepStone maintains reasonable physical, electronic and procedural safeguards to guard a Notice Recipient’s personal information. StepStone endeavors to procure that third parties that handle information agree to abide by confidentiality obligations, and use personal information only in accordance with the purpose for which it is shared. In addition, StepStone employees are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who reasonably need to know personal information about a Notice Recipient to provide services to such Notice Recipient are designed to have access to such information.

Categories of Personal information that StepStone Collects

StepStone collects personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms, including contact forms and application forms; (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others; and (iii) information collected automatically from website visitors.

StepStone is a data controller within the meaning the General Data Protection Regulation (“GDPR”), the Swiss Federal Act on Data Protection (“FADP”) and other applicable data protection legislation in force in the European Economic Area (“EEA”), and a business within the meaning of the California Consumer Privacy Act of 2018 (“CCPA”) and undertakes to hold any personal information provided in accordance with EEA data protection legislation, the CCPA, the Australian Privacy Act 1988, or any other applicable privacy law.

Use of Your Personal Information

Personal information will be used by StepStone for the following purposes:

•	to respond to and communicate with you;
•	to provide the services you request and manage our relationship with you;
•	to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, SPW, SIRA, SRE, SPD, or SPD AG, as applicable;
•	to provide user and technical support;
•	to carry out statistical analysis and market research; and
•	to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

To understand our practices regarding information that is collected automatically from visitors to our website, please review our Cookie Consent Policy.

We only use personal information in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

Job Applicants

StepStone Private Infrastructure Fund

Privacy Notice (unaudited) (continued)

March 31, 2026

If you apply for a job with us, we will collect additional information in connection with your application. This may include:

•	Name and contact information;
•	Username and password;
•	Work authorization status;
•	Resume, CV, cover letter, work experience, and education information;
•	Skills;
•	Professional and work-related licenses, permits, and certifications held;
•	Reference-related information; and
•	Any other information that is publicly available or that you elect to provide to us.

Such information may be collected from you directly, from your references, from your prior employers, or from your places of education. We will only use this information to evaluate your candidacy, including by processing your application, assessing your qualifications, corresponding with you, and complying with legal obligations.

Disclosure of Personal information to Affiliates

StepStone generally may share all of a Notice Recipient’s personal information with StepStone’s affiliates, provided that such affiliates will be obligated to keep such personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better, including for business continuity purposes. If a Notice Recipient prefers that StepStone not disclose personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Personal information to Non-Affiliates

StepStone does not sell, share, or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone) to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient. In addition, StepStone only shares personal information with unaffiliated third parties if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure, and that the third parties will use the personal information only for the purposes identified by contract between StepStone and the nonaffiliated third party.

StepStone may also disclose information:

•	In connection with any merger, sale of stock or assets, financing, acquisition, divestiture, or dissolution of all or a portion of our business; and
•	If we believe that disclosure is reasonably necessary to: (a) comply with any applicable law, regulation, legal process or governmental request; (b) enforce or comply with our Terms of Use or other applicable agreements or policies, (c) protect our rights or property, or the security or integrity of our services, or (d) protect us, users of our services or the public from harm or potentially prohibited or illegal activities.

Except as required by applicable law and described in this privacy notice, StepStone will not share any other personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Personal information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Personal information outside the EEA (excluding Switzerland)

Personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into Model Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstonegroup.com.

StepStone Private Infrastructure Fund

Privacy Notice (unaudited) (continued)

March 31, 2026

Pursuant to EEA data protection legislation, investors have the right to object to processing of personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

•	the right of access to personal information held;
•	the right to amend and rectify any inaccuracies in personal information held;
•	the right to erase personal information held;
•	the right to data portability of personal information held; and
•	the right to request restriction of the processing of personal information.

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Rights for California Residents

The California Consumer Privacy Act of 2018, California Civil Code Sections 1798.100 et seq. (CCPA) additionally affords data protection rights to persons who are California residents. California residents, please see our California Consumer Privacy Act Disclosures here.

Rights for Swiss and Australian Residents

Personal information may be transmitted to StepStone’s affiliates and non-affiliates outside of Switzerland or Australia (as described in the sections on disclosure above). The countries in which personal information may be transmitted are the following: Australia; Brazil; Canada; Chile; China; Germany; Ireland; Italy; Japan; Kingdom of Saudi Arabia; Korea; Luxembourg; Malaysia; Mexico; Netherlands; Singapore; Spain; Switzerland; the United States; United Arab Emirates; and the United Kingdom. Any such transfers will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into a data transfer agreement or Model Contractual Clauses (as published by the European Commission and for Switzerland with the Swiss Addendum).

Pursuant to Australian privacy legislation, a Notice Recipient has the right of access to personal information held and the right to amend and rectify any inaccuracies in personal information held.

These rights will be exercisable, subject to limitations as provided for in Australian privacy legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Retention of Personal Information

Please note that personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations and policies.

Links to Other Sites

Our websites may contain links to other sites. Please be aware that we are not responsible for the content or privacy practices of such other sites. We encourage our users to be aware when they leave our site and to read the privacy statements of any other linked sites that collect personal information.

Contact Us

For queries, requests, complaints or comments in respect of this Notice, or the way in which StepStone uses personal information, or if you need to access the policy in an alternative format due to a disability, please contact us at privacy@stepstonegroup.com, fill out our Contact Us form available on our website, or call +1-888-995-0350. StepStone will verify your identity using at least two data points and try to respond to you as soon as possible. You may also authorize an agent to submit a request on your behalf, so long as you provide the authorized agent written permission to request on your behalf, and your authorized agent is able to verify their identity with us.

Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time. If we make any changes to this Privacy Policy, we will provide notice of such changes, as appropriate (e.g., on our website or by an email notification to the address you have provided).

Investment Adviser and Administrator

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202

www.stepstonepw.com

Investment Sub-Adviser

StepStone Group Real Assets LP

4225 Executive Square, Suite 1600

La Jolla, California 92037

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor

Distribution Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) StepStone Private Infrastructure Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year are $0.14 million and $0.22 million, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.02 million and $0.02 million, respectively. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.16 million and $0.07 million, respectively. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the years ended March 31, 2026 and March 31, 2025 were $0.36 million and $3.06 million, respectively.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group Real Assets LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individual who is primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Manager”) as of the date of this filing:

Adam Reisler

Mr. Reisler is a Partner of the Sub-Adviser and member of the infrastructure and real assets team. Prior to joining the Sub-Adviser, Mr. Reisler was a vice president in KPMG’s infrastructure investment advisory and asset management business, which was merged with StepStone in May 2016.

Mr. Reisler received a Bachelor of Commerce (Hons) from McGill University and an MBA (Hons) and Diploma in Infrastructure and Real Estate from the Schulich School of Business in Canada.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager

(As of March 31, 2026)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Adam Reisler	Zero accounts	Zero accounts	One account, $31.2	Zero accounts	Three accounts, $6.9	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements. The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Manager

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the firm. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of March 31, 2026, compensation for the Portfolio Manager includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, the Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his ownership interest.

(a)(4) Disclosure of Securities Ownership

The Fund is required to show the dollar amount range of Mr. Reisler’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of March 31, 2026, Mr. Reisler did not beneficially own shares of the Fund.

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Infrastructure Fund

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

*	Print the name and title of each signing officer under his or her signature.